UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         July 27, 2005 (July 21, 2005)
                Date of report (Date of earliest event reported)

                             ALLEGHENY ENERGY, INC.
               (Exact name of registrant as specified in charter)

          Maryland                      1-267                   13-5531602
(State or Other Jurisdiction      (Commission File             (IRS Employer
     of Incorporation)                 Number)              Identification No.)

           800 Cabin Hill Drive
         Greensburg, Pennsylvania                               15601-1689
(Address of principal executive of offices)                     (Zip code)

       Registrant's telephone number, including area code: (724) 837-3000

                                      N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 21, 2005, Allegheny Energy Supply Company, LLC ("AESC" or the "Company") and certain of its subsidiaries (AESC and such subsidiaries collectively, the "Loan Parties") entered into a $1.069 billion Credit Agreement (the "Credit Agreement") with certain banks, financial institutions and other institutional lenders, Citigroup Global Markets Inc., as Sole Lead Arranger and Joint Book Runner, Banc of America Securities LLC, as Syndication Agent and Joint Book Runner, Credit Suisse, Cayman Islands Branch, as Documentation Agent and Joint Book Runner, Citicorp North America, Inc., as Administrative Agent and Citibank, N.A., as Collateral Agent and Intercreditor Agent (collectively, the "Bank Parties").

         The Credit Agreement provides for a $1.069 billion senior secured term facility (the "Facility"). The Company expects the borrowings under the Facility to be funded in two stages. On July 21, 2005 (the "Closing Date"), AESC made an initial borrowing of $738,317,051.90, the proceeds of which were used to refinance, on the Closing Date, the aggregate principal amount outstanding under the Company's previous credit agreement, dated as of February 21, 2003, as amended and restated in its entirety on March 8, 2004 and as further amended and restated in its entirety on October 28, 2004 (the "Previous Credit Agreement"), among the Loan Parties (as defined therein), the Lenders (as defined therein), Citicorp North America, Inc., as Administrative Agent and Citibank, N.A., as Collateral Agent and Intercreditor Agent (collectively, the "Prior Lenders").

         Subject to certain terms and conditions set forth in the Credit Agreement, the Bank Parties are required to make a second single advance of up to $330,682,948.09 (the date of such advance, the "Second Draw Date"). AESC will use this amount to redeem, on the Second Draw Date, all of its outstanding $330,696,970 aggregate principal amount of 10.25% Senior Notes due 2007 (the "10.25% Notes"), governed by the Amended and Restated Indenture, dated as of February 21, 2003, as amended and supplemented from time to time (the "Indenture"), among the Company, Law Debenture Trust Company of New York, as trustee, and J.P. Morgan Trust Company, National Association (the successor to Bank One Trust Company), as paying agent. If the Second Draw Date does not occur within 60 days after the Closing Date, the unused commitments under the Facility shall be automatically terminated.

         AESC is required to repay the principal amount borrowed under the Facility in consecutive quarterly installments equal to 0.25% of the aggregate principal amount advanced to AESC under the Facility, with the balance due in full at maturity on March 8, 2011. The Credit Agreement also provides for mandatory prepayment, to the extent specified in the Credit Agreement, of borrowings under the Facility (i) upon the sale by the Company or any of its subsidiaries of certain of their assets, (ii) upon the issuance of debt by the Company or any of its subsidiaries, subject to certain exceptions, (iii) with amounts equal to the Required Prepayment Percentage (as defined in the Credit Agreement) of Excess Cash Flow (as defined in the Credit Agreement) and (iv) upon receipt of certain cash proceeds in respect of Recovery Events (as defined in the Credit Agreement). AESC may not re-borrow any part of the Facility that it repays or prepays.

         Advances under the Credit Agreement bear interest, depending on the type of advance requested by AESC, at a rate equal to either (i) the higher of the rate announced publicly by Citibank in New York, from time to time, as Citibank's base rate or 0.5% above the Federal Funds Rate (as defined in the Credit Agreement) (the "Base Rate"), plus the applicable margin, which is 0.75% for Base Rate advances, or (ii) the Eurodollar Rate (as defined in the Credit Agreement), plus the applicable margin, which is 1.75% for Eurodollar Rate-based advances. In each case, the applicable margin will be reduced by 0.25% in the event of certain improvements in AESC's Senior Secured Debt Rating (as defined in the Credit Agreement). The Eurodollar Rate is determined by dividing LIBOR (as defined in the Credit Agreement) by a percentage equal to
1.00 minus the Eurodollar Rate Reserve Percentage (as defined in the Credit Agreement). The Borrowers' ability to request and maintain Eurodollar Rate loans is subject to certain limitations.

         The Credit Agreement contains affirmative, negative and financial covenants including, among other things, limits on the incurrence of additional debt and liens, a minimum limit on the ratio of Consolidated EBITDA (as defined in the Credit Agreement) to Consolidated Interest Expense (as defined in the Credit Agreement), a maximum limit on the ratio of Consolidated Debt for Borrowed Money (as defined in the Credit Agreement) of AESC to Consolidated EBITDA, restrictions on the payment of dividends and other distributions, restrictions on sales of assets and investments, certain limitations on capital expenditures, restrictions on mergers, restrictions on prepayment of indebtedness and certain restrictions on the Company's subsidiaries. The events of default under the Credit Agreement include, among other things, failure to pay under the Credit Agreement or under any other debt of the Company or its subsidiaries having an aggregate principal amount of $25 million, failure to perform or observe covenants under the Credit Agreement or other Financing Documents (as defined in the Credit Agreement) (in each case, with customary grace periods, as applicable), insolvency events, change of control events, material judgments and failure of any Collateral Document (as defined in the Credit Agreement) to create a valid perfected lien in the Collateral (as defined in the Credit Agreement). The Credit Agreement provides that, upon the occurrence of an event of default, payment of all outstanding loans under the Credit Agreement may be accelerated and/or the lenders' commitments may be terminated. In addition, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the Credit Agreement automatically become immediately due and payable, and the lenders' commitments automatically terminate.

         The Previous Credit Agreement was terminated on July 21, 2005. No early termination penalties were paid by the Company in respect of the termination of the Previous Credit Agreement.

         In connection with the entry into the Credit Agreement, Loan Parties, Citibank, N.A., and Citicorp North America, Inc., being parties to the Amended and Restated Security and Intercreditor Agreement, dated as of February 21, 2003 (as amended by Amendment No. 1 to Security and Intercreditor Agreement, dated as of August 22, 2003, Amendment No. 2 and Waiver to Security and Intercreditor Agreement and Waiver to Common Terms Agreement, dated as of March 4, 2004, and Amendment Agreement, dated as of March 8, 2004, and as amended and restated in its entirety by Amendment Agreement No. 2, dated as of October 28,
2004) (as amended to date, the "Security and Intercreditor Agreement"), entered into Amendment Agreement No. 3 and Consent, dated as of July 21, 2005 ("Amendment No. 3"). Amendment No. 3 modified the Security and Intercreditor Agreement by (i) specifying that debt outstanding under the Credit Agreement constitutes debt secured by the Collateral (as defined in the Security and Intercreditor Agreement) and (ii) subject to, and effective upon the satisfaction of, certain terms and conditions (including, among other things, the repayment of all amounts outstanding under the 10.25% Notes and the Company's 13.0% Senior Notes due 2007 governed by the Indenture (the "13% Notes")), amending and restating the Security and Intercreditor Agreement (the "New Security Agreement") on the Second Draw Date. The New Security Agreement will provide for, subject to certain limited exceptions, a first priority lien on substantially all the assets of the Loan Parties in favor of the Collateral Agent for the benefit of the Bank Parties to secure the Loan Parties' obligations under the Credit Agreement and the other Financing Documents.

         Some of the Bank Parties and Prior Lenders have or may have had various relationships with the Company and its affiliates involving the provision of a variety of financial services.

         The foregoing does not constitute a complete summary of the terms of the Credit Agreement or Amendment No. 3, and reference is made to the complete text of those agreements, which are attached hereto as Exhibits 10.1 and 10.2, respectively.


ITEM 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         The disclosure required by this item in connection with the termination of the Previous Credit Agreement is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AND OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The disclosure required by this item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 8.01    OTHER EVENTS.

         On July 21, 2005, AESC issued a Notice of Redemption in respect of all of the outstanding 10.25% Notes and the 13% Notes to holders of such notes. The 10.25% Notes and 13% Notes will be redeemed at redemption prices calculated in accordance with the Indenture and as set forth in the Notice of Redemption. The Notice of Redemption specifies a redemption date of August 22, 2005.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits.

Exhibit No.                  Description
---------------------------- ---------------------------------------------------
10.1                         Credit Agreement, dated as of July 21, 2005, by
                             and among Allegheny Energy Supply Company, LLC
                             ("AESC"), certain of its subsidiaries party thereto (AESC and such subsidiaries collectively, the "Loan Parties"), certain banks, financial institutions and other institutional lenders,
                             Citigroup Global Markets Inc., as Sole Lead
                             Arranger and Joint Book Runner, Banc of America
                             Securities LLC, as Syndication Agent and Joint
                             Book Runner, Credit Suisse, Cayman Islands Branch, as Documentation Agent and Joint Book Runner,
                             Citicorp North America, Inc., as Administrative
                             Agent and Citibank, N.A., as Collateral Agent and
                             Intercreditor Agent.

10.2 Amendment Agreement No. 3 and Consent, dated as of July 21, 2005, by and among by and among the Loan Parties, certain other persons party thereto as grantors, Citibank, N.A., as Collateral Agent, Intercreditor Agent and Depository Bank, and Citicorp North America, Inc., as Administrative Agent, amending the Amended and Restated Security and Intercreditor Agreement, dated as of February 21, 2003, by and among the Loan Parties, certain other persons party thereto as grantors, Citibank, N.A., as Collateral Agent, Intercreditor Agent and Depository Bank, Citicorp North America, Inc., as Administrative Agent, and Law Debenture Trust Company of New York, as Indenture Trustee (as amended by Amendment No. 1 to Security and Intercreditor Agreement, dated as of August 22, 2003, Amendment No. 2 and Waiver to Security and Intercreditor Agreement and Waiver to Common Terms Agreement, dated as of March 4, 2004, and Amendment Agreement, dated as of March 8, 2004, and as amended and restated in its entirety by Amendment Agreement No. 2, dated as of October 28,
                             2004).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. ALLEGHENY ENERGY, INC.


Dated:  July 27, 2005                    By:  /s/ Jeffrey D. Serkes
                                             ------------------------------
                                         Name:    Jeffrey D. Serkes
                                         Title:   Senior Vice President and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.                  Description
---------------------------- ---------------------------------------------------
10.1                         Credit Agreement, dated as of July 21, 2005, by
                             and among Allegheny Energy Supply Company, LLC
                             ("AESC"), certain of its subsidiaries party thereto (AESC and such subsidiaries collectively, the "Loan Parties"), certain banks, financial institutions and other institutional lenders,
                             Citigroup Global Markets Inc., as Sole Lead
                             Arranger and Joint Book Runner, Banc of America
                             Securities LLC, as Syndication Agent and Joint
                             Book Runner, Credit Suisse, Cayman Islands Branch, as Documentation Agent and Joint Book Runner,
                             Citicorp North America, Inc., as Administrative
                             Agent and Citibank, N.A., as Collateral Agent and
                             Intercreditor Agent.

10.2 Amendment Agreement No. 3 and Consent, dated as of July 21, 2005, by and among by and among the Loan Parties, Citibank, N.A., as Collateral Agent, Intercreditor Agent and Depository Bank, and Citicorp North America, Inc., as Administrative Agent, amending the Amended and Restated Security and Intercreditor Agreement, dated as of February 21, 2003, by and among the Loan Parties, Citibank, N.A., as Collateral Agent, Intercreditor Agent and Depository Bank, Citicorp North America, Inc., as Administrative Agent, and Law Debenture Trust Company of New York, as Indenture Trustee (as amended by Amendment No. 1 to Security and Intercreditor Agreement, dated as of August 22, 2003, Amendment No. 2 and Waiver to Security and Intercreditor Agreement and Waiver to Common Terms Agreement, dated as of March 4, 2004, and Amendment Agreement, dated as of March 8, 2004, and as amended and restated in its entirety by Amendment Agreement No. 2, dated as of October 28,
                             2004).